                                                               November 1, 2005

Dear Fellow ZF Shareholder:

   I am pleased to provide the manager's report and commentary for The Zweig Fund, Inc. for the quarter ended September 30, 2005.

   For the quarter ended September 30, 2005, The Zweig Fund's net asset value increased 2.37%, including the $0.147 distribution paid on July 26, 2005. During the same period, the S&P 500(R) Index gained 3.60%, including reinvested dividends. The Fund's average equity exposure for the quarter was approximately 83%.

   For the nine months ended September 30, 2005, The Zweig Fund's net asset value increased 3.65%, including the latest distribution. During the same period, the S&P 500 Index rose 2.76%, including reinvested dividends. The Fund's average equity exposure for the first nine months of this year was approximately 76%.

   As previously announced, the Fund's distribution for the quarter ended September 30, 2005, was $0.145, payable on October 26, 2005 to shareholders of record on October 10, 2005. Including this distribution, the Fund's total payout since inception is $18.735.

   For updates on the Fund's performance and holdings, visit the Individual Investors section of our Web site, PhoenixFunds.com.

   Thank you for your investment in The Zweig Fund, Inc.

              Sincerely,

              /s/ Daniel T. Geraci
              Daniel T. Geraci
              President
              The Zweig Fund, Inc.

                           MARKET REVIEW AND OUTLOOK

   Buffeted by hurricanes, rising oil prices and higher interest rates, the stock markets managed to eke out slender gains in the third quarter. The Dow Jones Industrial Average/SM/ rose 2.9% for the quarter but was still down 2% for the year. The S&P 500(R) Index was up 3.1% for the quarter and 1.4% for the year, while the NASDAQ Composite(R) Index climbed 4.6% for the quarter but was off 1.1% for the year.

   While U.S. markets showed modest gains, foreign markets did significantly better. The Dow Jones World Stock Index, excluding the U.S., increased 11.1% for the third quarter. The Asian markets were star performers with Japan's Nikkei Stock Average of 225 companies up 17.2%, South Korea's KOSPI up 21.1%, and India's Sensex up 20%.

   There may be several reasons for the performance disparity between U.S. stocks and stocks in much of the developed world. For one, the wars in Afghanistan and Iraq have caused the U.S. budget deficit to balloon. Also, the reconstruction costs related to the hurricanes has put further pressure on our deficit. Another factor, of course, is the Federal Reserve's continued policy of increasing interest rates. We believe that all of this has been a drag on our markets. In our view, it's possible we are lagging much of the rest of the world because they are more worried about our economy than about their own.

   With higher rewards possible abroad, Americans poured $8.2 billion into world stock funds in August, nearly double the $4.5 billion invested in July, according to the Investment Company Institute. Meanwhile, investors withdrew $1.9 billion in August from funds that invest primarily in domestic stocks, compared to a net inflow of $6.1 billion in July. Further reflecting this trend, the Treasury Department reported that U.S.

investors bought $63 billion in foreign stocks during the first seven months of this year, an increase of 33% from last year, and on track to setting a new annual record.

   In our opinion, Americans would be wise to exercise more caution when plunging into foreign investments. Our research shows that Americans are often wrong if they buy or sell too much abroad. The same holds true for foreign investors in our markets. We find that the farther away you are from the market you engage in, the more likely you will be damaged. Being moderately bullish is okay, but red flags go up when the public excessively chases performance either at home or abroad.

   Hurricanes made much of the financial news headlines in late August and September, with Katrina and Rita delivering a devastating one-two punch on the Gulf Coast. Prior to the realized impact, the stock markets acted like a yo-yo, rising and falling on news of the storms' shifting velocity and direction. Now, analysts are debating the economic aftereffects. Estimates of reconstruction costs run as high as $200 billion, which would add a big chunk to the current federal budget deficit of $353 billion. Some believe the problems will be short-lived, with our relatively strong and resilient economy ultimately able to absorb the shocks. Others fear the long-term effects of higher commodity prices and material shortages because of the massive reconstruction.

   It is hard to say what the total impact of the storms will be on the economy. Shorter term, we think the economy will slow because of the industrial havoc and bottlenecks in shipping and transportation. Longer term, the rebuilding of homes, offices, and factories will be a plus. However, the personal and property losses of the people who lived in the demolished areas will have a negative effect on local consumer spending. We may also see higher prices for lumber and other construction materials, but it is unclear if that will be a major inflationary influence.

   There was much speculation prior to the Federal Reserve's September meeting that it might refrain from raising rates until the dust settled. Despite the economic uncertainties, the Fed kept its focus on inflationary trends and raised the shorter-term interest rate target to 3.75%, the eleventh such increase in fifteen months.

   Explaining its action, the Fed said that "while Hurricane Katrina could have increased uncertainties about the near-term economic performance," it was unlikely that it would be "a persistent threat." It stated that its top priority was still to head off inflation. In this regard, the Fed indicated it would continue to raise rates at a "measured pace" for at least a while longer.

   We do not share the Fed's view on the threat of inflation. In fact, we are not sure that higher oil prices are inflationary rather than deflationary. After all, people will have to spend a lot of money on gasoline and heating oil, which means less money available for other things. In the long run, we believe that if rates are increased too much, it will be damaging to the economy.

   Incidentally, investors might be too upbeat about market prospects should the Fed end its tightening cycle. Dating back to 1920, the Dow Jones Industrial Average lost 3.9% on average in the twelve months that followed rate increases, according to Ned Davis Research. While there were big exceptions in 1989 and 1985, the Dow went down in nine of the last sixteen cases.

   So, as far as the economy is concerned, there are mixed signals. The Institute for Supply Management reported that its manufacturing index rose to
59.4 in September from 53.6 in August. A reading above 50 indicates that the sector is expanding. It was the twenty-eighth consecutive month of growth. However, ISM also reported that its measure of financial services, retail trade and other non-manufacturing businesses fell to 53.3 in September from 65 in August, and was at its lowest level since April 2003. It was the biggest drop in the index since it began in 1997.

   Meanwhile, the Conference Board reported that its Consumer Confidence Index plummeted to 86.6 in September from 105.5 in August, marking the sixth largest drop since the index was created in 1967. On the positive side, construction activity rose 0.4% in August, the largest increase in three months, and factory orders rebounded in August, climbing 2.5% after falling a like amount in July.

   It is anyone's guess whether the economic glass is half empty or half full. We believe the economy is slowing -- but we don't think we will see a recession -- and it will eventually pick up again.

   U.S. merger and acquisition volume totaled $198 billion in the third quarter, a gain of 30% from last year, according to Thomson Financial. In Europe, mergers and acquisitions came to $277 billion, the highest figure since 2000. It is not surprising that merger and acquisition activity is so high because there is so much cash around and the stock market is essentially flat.

   The third quarter was also a busy one for initial public offerings (IPOs), according to Thomson Financial. It reported that 71 companies went public, compared to 66 a year earlier, and was the most active third quarter since 2000. However, deals were smaller on average, aggregating $9.87 billion in proceeds compared with $13.22 billion last year. This level of activity seems normal right now, and we are not concerned as we were in 1999 or 2000.

   Companies have been buying back their shares at a record rate, according to Standard & Poor's. Buybacks totaled $163 billion in the first six months of 2005, an increase of 91% from the first half of last year. It is estimated that buybacks will top $300 billion this year, against $197 billion in 2004.

   As with mergers and acquisitions, the heavy buybacks reflect the huge cash holdings of corporations. While using cash for buybacks may reduce the amount available for dividend payments, some companies are raising their dividends and buying back stock. We view increased dividends and stock buybacks as positive factors for the stock market.

   There has been little change in the opinion of advisors as to where the stock market is heading. Investors Intelligence reported that its monthly survey of financial advisors showed 53% bulls and 27% bears at the end of September. This compares with 57% bulls and 25% bears in August. The year started with bulls at 63% and bears at 20%. This year's low point for bulls was 43% in May. For bears it was 19% in July.

   As far as earnings are concerned, the companies in the S&P 500 are expected to report an increase of 17.8% for the third quarter over the like year-earlier period, according to Thomson Financial. That estimate is up from 15.3% at the start of the quarter. Estimates for the fourth quarter rose from 12.2% in July to 16.5% currently. As long as analysts haven't been overly optimistic, we believe this level of earnings seems decent enough and should bode well for the market.

   S&P 500 companies were trading in late September at about 19.2 times earnings over the past 12 months. This compares with a historical rate of about 15 times earnings. At the start of the year the rate was about 20.5 times earnings. Based on these figures, the equity market is not extremely expensive or very cheap, and in our opinion, is reasonably priced.

   Looking ahead, our own market indicators are mixed. Our monetary model has been negatively impacted by rising bond yields, yet our sentiment model was at its best in early September since 2003. It has since declined to relatively neutral but is still okay. We are at about 85% invested, which is a moderately bullish position for us.

              Sincerely,



              /s/ Martin E. Zweig, Ph.D.
              Martin E. Zweig, Ph.D.
              President
              Zweig Consulting LLC

   The preceding information is the opinion of Zweig Consulting LLC. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

                             PORTFOLIO COMPOSITION

   As of September 30, 2005, our leading stock market sectors included financials, information technology, health care, consumer staples and industrials. While there were changes in allocation amounts, all of these sectors were listed in our previous quarterly report. During the third quarter, we added to our positions in information technology and health care and trimmed our holdings in energy and industrials.

   As of September 30, 2005, our top individual positions included Allstate, Burlington Resources, ConocoPhillips, Gilead Sciences, Goldman Sachs, Halliburton, NASDAQ 100 Trust, Occidental Petroleum, Qualcomm and UnitedHealth Group. New to this listing are Gilead Sciences, which is a new position; ConocoPhillips, Goldman Sachs and Occidental Petroleum, where there were no changes in the number of shares held; and Qualcomm, where we trimmed our position.

   Although our holdings were unchanged, Costco Wholesale Corp. and Wells Fargo are no longer in our list of top positions. Also out of this listing are Home Depot, which we sold out; Valero Energy, where we trimmed our position; and Continental Airlines, where we added to our holdings.

              Sincerely,



              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President
              Phoenix/Zweig Advisers LLC

Glossary

American Depositary Receipt (ADR): Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Conference Board's Consumer Confidence Survey: A monthly measure of consumer confidence based on a representative sample of 5,000 U.S. households surveyed.

Dow Jones Industrial Average/SM/: A price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

Dow Jones World Stock Index: This index measures the performance of more than 2,000 companies worldwide that represent more than 80% of the equity capital on 25 stock markets.

Federal Reserve (the "Fed"): The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Inflation: Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

Initial public offering (IPO): A company's first sale of stock to the public.

Institute for Supply Management (ISM) Report on Business(R): An economic forecast, released monthly, that measures U.S. manufacturing conditions and is arrived at by surveying 300 purchasing professionals in the manufacturing sector representing 20 industries in all 50 states.

Investors Intelligence Survey: A weekly survey published by Chartcraft, an investment services company, of the current sentiment of approximately 150 market newsletter writers. Participants are classified into three categories: bullish, bearish or waiting for a correction.

KOSPI (Korea Composite Stock Price Index): A market capitalization based index of all companies traded on the Korea Stock Exchange.

NASDAQ Composite(R) Index: A market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total return basis with dividends reinvested.

Nikkei Stock Average: Index of 225 leading stocks traded on the Tokyo Stock Exchange. It is similar to the Dow Jones Industrial Average (DJIA) because it is composed of representative blue chip companies.

S&P 500(R) Index: A market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Sensex: The commonly used name for the Bombay Stock Exchange Sensitive Index , which is composed of 30 of the largest and most actively traded stocks on the Bombay Stock Exchange (BSE).

Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                             THE ZWEIG FUND, INC.

               SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

                              September 30, 2005
                                  (Unaudited)

                                                        Number of
                                                         Shares      Value
                                                        --------- -----------
   INVESTMENTS
   DOMESTIC COMMON STOCKS                        78.47%
   CONSUMER DISCRETIONARY -- 7.64%
      Comcast Corp. Class A/(b)/....................     190,000  $ 5,582,200
      McDonald's Corp...............................     180,000    6,028,200
      Movie Gallery, Inc............................     250,000    2,597,500
      NIKE, Inc. Class B............................      72,000    5,880,960
      Omnicom Group, Inc./(d)/......................      75,000    6,272,250
      Viacom, Inc. Class B..........................     175,000    5,776,750
                                                                  -----------
                                                                   32,137,860
                                                                  -----------
   CONSUMER STAPLES -- 10.27%
      Archer Daniels Midland Co.....................     260,000    6,411,600
      Costco Wholesale Corp.........................     150,000    6,463,500
      Kimberly-Clark Corp...........................     100,000    5,953,000
      PepsiCo, Inc..................................     110,000    6,238,100
      Procter & Gamble Co...........................     113,200    6,730,872
      Ralcorp Holdings, Inc.........................     150,000    6,288,000
      Sara Lee Corp.................................     270,000    5,116,500
                                                                  -----------
                                                                   43,201,572
                                                                  -----------
   ENERGY -- 8.21%
      Burlington Resources, Inc.....................      90,000    7,318,800
      ConocoPhillips................................     110,000    7,690,100
      Halliburton Co................................     110,000    7,537,200
      Occidental Petroleum Corp.....................      85,000    7,261,550
      Valero Energy Corp............................      42,000    4,748,520
                                                                  -----------
                                                                   34,556,170
                                                                  -----------
   FINANCIALS -- 16.19%
      Allstate Corp.................................     135,000    7,464,150
      Bank of America Corp./(d)/....................     130,000    5,473,000
      Capital One Financial Corp....................      75,000    5,964,000
      Goldman Sachs Group, Inc......................      60,000    7,294,800
      Huntington Bancshares, Inc....................     250,000    5,617,500
      Morgan Stanley................................     115,000    6,203,100
      National City Corp............................     165,000    5,517,600
      New York Community Bancorp, Inc...............     340,000    5,576,000

        See notes to schedule of investments and securities sold short

                                                       Number of
                                                        Shares       Value
                                                       ---------  ------------
     FINANCIALS (CONTINUED)
        PNC Financial Services Group, Inc..........     120,000   $  6,962,400
        Wachovia Corp..............................     120,000      5,710,800
        Wells Fargo & Co...........................     108,000      6,325,560
                                                                  ------------
                                                                    68,108,910
                                                                  ------------
     HEALTH CARE -- 10.71%
        Amgen, Inc./(b)/...........................      85,000      6,771,950
        Bard (C.R.), Inc...........................      90,000      5,942,700
        Bristol-Myers Squibb Co....................     250,000      6,015,000
        Gilead Sciences, Inc./(b)/.................     150,000      7,314,000
        Merck & Co., Inc...........................     210,000      5,714,100
        Pfizer, Inc................................     240,000      5,992,800
        UnitedHealth Group, Inc....................     130,000      7,306,000
                                                                  ------------
                                                                    45,056,550
                                                                  ------------
     INDUSTRIALS -- 9.75%
        AMR Corp./(b)/.............................     507,000      5,668,260
        Boeing Co. (The)...........................     100,000      6,795,000
        Continental Airlines, Inc. Class B/(b)/....     620,000      5,989,200
        Deere & Co./(d)/...........................      86,000      5,263,200
        L-3 Communications Holdings, Inc./(d)/.....      80,000      6,325,600
        Norfolk Southern Corp......................     170,000      6,895,200
        PACCAR, Inc................................      60,000      4,073,400
                                                                  ------------
                                                                    41,009,860
                                                                  ------------
     INFORMATION TECHNOLOGY -- 12.29%
        Cisco Systems, Inc./(b)/...................     315,000      5,647,950
        Dell, Inc./(b)/............................     180,000      6,156,000
        EMC Corp./(b)/.............................     470,000      6,081,800
        Hewlett-Packard Co.........................      70,000      2,044,000
        Intel Corp.................................     250,000      6,162,500
        International Business Machines Corp.......      80,000      6,417,600
        Microsoft Corp.............................     240,000      6,175,200
        QUALCOMM, Inc..............................     160,000      7,160,000
        VeriSign, Inc./(b)/........................     275,000      5,876,750
                                                                  ------------
                                                                    51,721,800
                                                                  ------------
     MATERIALS -- 3.41%
        Dow Chemical Co./(d)/......................     135,000      5,625,450
        Freeport-McMoRan Copper & Gold, Inc. Class B     50,000      2,429,500
        Georgia-Pacific Corp.......................     185,000      6,301,100
                                                                  ------------
                                                                    14,356,050
                                                                  ------------
            Total Domestic Common Stocks (Identified Cost
              $294,804,524)...............................         330,148,772
                                                                  ------------

        See notes to schedule of investments and securities sold short

                                                           Number of
                                                            Shares       Value
                                                           ---------  ------------
   FOREIGN COMMON STOCKS/(c)/                      9.15%
   CONSUMER DISCRETIONARY -- 2.92%
      Honda Motor Co. Ltd ADR (Japan)/(d)/.............     240,000   $  6,816,000
      Sony Corp. ADR (Japan)...........................     165,000      5,476,350
                                                                      ------------
                                                                        12,292,350
                                                                      ------------
   FINANCIALS -- 0.44%
      Deutsche Bank AG (Germany).......................      20,000      1,870,400
                                                                      ------------
   HEALTH CARE -- 2.72%
      Angiotech Pharmaceuticals, Inc. (United
        States)/(b)/...................................     400,000      5,608,000
      Sanofi-aventis ADR (France)......................     140,000      5,817,000
                                                                      ------------
                                                                        11,425,000
                                                                      ------------
   INFORMATION TECHNOLOGY -- 3.07%
      Amdocs Ltd. (United States)/(b)/.................     240,000      6,655,253
      Nokia OYJ ADR (Finland)..........................     370,000      6,256,700
                                                                      ------------
                                                                        12,911,953
                                                                      ------------
          Total Foreign Common Stocks (Identified Cost
            $37,393,871)......................................          38,499,703
                                                                      ------------
   PREFERRED STOCKS                                0.05%
   FINANCIALS -- 0.05%
      Citibank NA Series A 6.34% Pfd...................       2,000        201,438
                                                                      ------------
          Total Preferred Stocks (Identified Cost $202,000)...             201,438
                                                                      ------------
   EXCHANGE TRADED FUNDS -- 3.81%
      iShares MSCI Japan Index Fund....................     500,000      6,095,000
      NASDAQ-100 Shares................................     252,000      9,943,920
                                                                      ------------
          Total Exchange Traded Funds (Identified Cost
            $15,369,592)......................................          16,038,920
                                                                      ------------

                                                              Par
                                                            (000's)
                                                           ---------
   U.S. GOVERNMENT SECURITIES                      7.20%
   U.S. TREASURY NOTES -- 7.20%
      U.S. Treasury Note 12.75%, 11/15/10..............     $30,000     30,307,020
                                                                      ------------
          Total U.S. Government Securities (Identified Cost
            $34,918,462)......................................          30,307,020
                                                                      ------------
          Total Long Term Investments -- 98.68% (Identified
            Cost $382,688,449)................................         415,195,853
                                                                      ------------

        See notes to schedule of investments and securities sold short

                                                           Par
                                                         (000's)        Value
                                                         -------  ------------
 SHORT-TERM INVESTMENTS                          2.38%
 COMMERCIAL PAPER -- 2.38%
    Target Corp. 3.86%, 10/3/05......................    $10,000  $ 10,000,000
                                                                  ------------
        Total Short-Term Investments (Identified cost
          $9,997,855).....................................          10,000,000
                                                                  ------------
        Total Investments (Identified Cost $392,686,304) --
          101.06%.........................................         425,195,853/(a)/
        Securities Sold Short (Proceeds $17,943,931) --
          (5.28)%.........................................         (22,201,200)
        Other Assets Less Liabilities -- 4.22%............          17,736,874
                                                                  ------------
        Net Assets -- 100.00%.............................        $420,731,527
                                                                  ============


--------
 (a) Federal Tax information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $62,123,452 and gross depreciation of $30,837,423 for federal tax purposes. At September 30, 2005, the aggregate cost of securities for federal income tax purposes was $393,909,824.
 (b) Non-income producing.
 (c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria in
     Note 1D "Foreign security country determination" in the notes to schedule of investments and securities sold short.
 (d) Position, or a portion thereof, has been segregated to collateralize securities sold short.

        See notes to schedule of investments and securities sold short

                                                       Number of
                                                        Shares         Value
                                                       ---------  -----------
 SECURITIES SOLD SHORT
 DOMESTIC COMMON STOCKS                         3.31%
 CONSUMER DISCRETIONARY -- 1.45%
    Wendy's International, Inc.....................     135,000   $ 6,095,250
 MATERIALS -- 1.12%
    Nucor Corp.....................................      80,000     4,719,200
 UTILITIES -- 0.74%
    Reliant Energy, Inc............................     200,000     3,088,000
                                                                  -----------
        Total Domestic Common Stocks (Proceeds $10,188,455)        13,902,450
                                                                  -----------
 EXCHANGE TRADED FUNDS                          1.97%
    iShares Russell 2000 Index Fund................     125,000     8,298,750
                                                                  -----------
        Total Exchange Traded Funds (Proceeds $7,755,476).          8,298,750
                                                                  -----------
        Total Securities Sold Short (Proceeds $17,943,931)        $22,201,200/(e)/
                                                                  ===========

--------
 (e) Federal Tax information: Net unrealized depreciation of securities sold short is comprised of gross appreciation of $0 and gross depreciation of $4,257,269 for federal income tax purposes. At September 30, 2005, the aggregate proceeds of securities sold short for federal income tax purposes was ($17,943,931).

        See notes to schedule of investments and securities sold short

                             THE ZWEIG FUND, INC.

                             FINANCIAL HIGHLIGHTS

                              September 30, 2005
                                  (Unaudited)

                                                                                      Net Asset Value
                                                               Total Net Assets          per share
                                                         ---------------------------  --------------
Beginning of period: December 31, 2004..................                $440,643,475          $ 6.02
   Net investment income................................ $  4,561,334                 $ 0.06
   Net realized and unrealized gain on investments......    8,115,424**                 0.12
   Dividends from net investment income and
     distributions from net long-term and short-term
     capital gains*.....................................  (32,588,706)                 (0.45)
   Tax return of capital................................           --                     --
   Net asset value of shares issued to shareholders in
     reinvestment of dividends resulting in issuance of
     common stock.......................................           --                     --
                                                         ------------                 ------
   Net increase in net assets/net asset value...........                 (19,911,948)          (0.27)
                                                                        ------------          ------
End of period: September 30, 2005.......................                $420,731,527          $ 5.75
                                                                        ============          ======



--------
  *Please note that the tax status of our distributions is determined at the end of the taxable year. However, based on interim data, we estimate that 28% of distributions represent return of capital and 58% represent excess gain distributions which are taxable as ordinary income.
 **The Advisor made a voluntary payment on August 25, 2005 in the amount of $131,874 to fully offset the net gains and losses associated with a violation of investment restrictions.

                             THE ZWEIG FUND, INC.

          NOTES TO SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

                              September 30, 2005
                                  (Unaudited)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Zweig Fund, Inc. (the "Fund") in the preparation of the Schedule of Investments and Securities Sold Short. The preparation of the Schedule of Investments and Securities Sold Short in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and contingent assets and liabilities at the date of the Schedules of Investments. Actual results could differ from those estimates.

  A. Security Valuation:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

   As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Trustees.

   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

  B. Security Transactions and Related Income:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

  C. Foreign Currency Translation:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date.

  D. Foreign Security Country Determination:

   A combination of the following criteria is used to assign the countries of risk listed in the schedule of investments and securities sold short: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

  E. Options:

   The Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received.

   The Fund may purchase options, which are included in the Fund's Schedule of Investments and Securities Sold Short and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

   Transactions in written options for the period ended September 30, 2005 were as follows:

                                                       Number of  Premiums
                                                       Contracts  Received
                                                       --------- ---------
    Option contracts outstanding at December 31, 2004.     --    $      --
    Option contracts written..........................    430      183,610
    Option contracts sold.............................     --           --
    Option contracts exercised........................   (430)    (183,610)
    Option contracts expired..........................     --           --
                                                         ----    ---------
    Option contracts outstanding at September 30, 2005     --    $      --
                                                         ====    =========

  F. Short Sales:

   A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund. At September 30, 2005, the value of securities sold short amounted to $22,201,200 against which collateral of $46,585,750 was held. The collateral includes the deposits with broker for securities held short and the value of the segregated investments held long, as shown in the Schedule of Investments and Securities Sold Short. Short selling used in the management of the Fund may accelerate the velocity of potential losses if the prices of securities sold short appreciate quickly. Stocks purchased may decline in value at the same time stocks sold short may appreciate in value, thereby increasing potential losses.

  G. Indemnifications:

   Under the Fund's organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

NOTE 2 -- CREDIT RISK AND ASSET CONCENTRATION

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

   The Fund may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

                                KEY INFORMATION

Zweig Shareholder Relations: 1-800-272-2700
For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

   Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                           REPURCHASE OF SECURITIES

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

                     PROXY VOTING INFORMATION (FORM N-PX)

   The Adviser and Sub-Adviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2005, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

                             FORM N-Q INFORMATION

   The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

OFFICERS AND DIRECTORS
Daniel T. Geraci
Director, President and Chief Executive Officer

Carlton Neel
Executive Vice President

David Dickerson
Senior Vice President

Marc Baltuch
Vice President and Chief Compliance Officer

Moshe Luchins
Vice President

Kevin J. Carr
Secretary and Chief Legal Officer

Nancy Curtiss
Treasurer

Charles H. Brunie
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

R. Keith Walton
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06102

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Legal Counsel
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, NY 10022

Transfer Agent
Computershare
P.O. Box 43010
Providence, RI 02940-3010

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP 4132                                                                   Q3-05

      Quarterly Report



      Zweig

      The Zweig Fund, Inc.


      September 30, 2005


                                    [GRAPHIC]

  PHOENIX
  INVESTMENT PARTNERS, LTD.